EXHIBIT 32.1

CERTIFICATION OF CEO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Kenneth T. Coviello, the Chief Executive Officer of VYCOR MEDICAL. INC. (the "Company"), DOES HEREBY CERTIFY that:

1. The Company's Amended Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 2nd day of September 2011.

/s/Kenneth T. Coviello
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Kenneth T. Coviello
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Vycor Medical, Inc. and will be retained by Vycor Medical, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.